                                                                       EXHIBIT E

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2001 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 15, 2002.

                                          /s/ J. ROBERT ANDERSON
                                          --------------------------------------
                                          J. Robert Anderson

                                          Dated: March 4, 2002

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2001 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 15, 2002.

                                          /s/ J. GARY COOPER
                                          --------------------------------------
                                          J. Gary Cooper

                                          Dated: March 4, 2002

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2001 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 15, 2002.

                                          /s/ IRVING GUTIN
                                          --------------------------------------
                                          Irving Gutin

                                          Dated: March 4, 2002

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2001 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 15, 2002.

                                          /s/ WILLIAM K. HALL
                                          --------------------------------------
                                          William K. Hall

                                          Dated: March 4, 2002

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2001 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 15, 2002.

                                          /s/ JAMES M. OSTERHOFF
                                          --------------------------------------
                                          James M. Osterhoff

                                          Dated: March 4, 2002

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2001 on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 15, 2002.

                                          /s/ STEVEN G. ROTHMEIER
                                          --------------------------------------
                                          Steven G. Rothmeier

                                          Dated: March 4, 2002

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of GenCorp Inc. hereby constitutes and appoints William R. Phillips and Robert C. Anderson, and each of them (each with full power to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of GenCorp Inc. for the fiscal year ended November 30, 2001 on her behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires March 15, 2002.

                                          /s/ SHEILA E. WIDNALL
                                          --------------------------------------
                                          Sheila E. Widnall

                                          Dated: March 4, 2002